Rule 497(e)
Registration No. 33-8982

     The following is important information about the Victory Portfolios and a Special Meeting of The Victory Portfolios' shareholders. This supplemental information should be kept with your Victory Funds prospectus.

                             The Victory Portfolios
                        Supplement Dated December 6, 1995
                                to the Prospectus


Prospectuses Dated March 1, 1995:
   Prime Obligations Fund
   Tax-Free Money Market Fund
   U.S. Government Obligations Fund
   Limited Term Income Fund
   Government Mortgage Fund
   Intermediate Income Fund
   Investment Quality Bond Fund
   Ohio Municipal Bond Fund
   Stock Index Fund
   Value Fund
   Growth Fund
   Balanced Fund
   Diversified Stock Fund
   Ohio Regional Stock Fund
   Special Value Fund
   International Growth Fund

Prospectuses Dated March 8, 1995, as Supplemented June 5, 1995:
   Ohio Municipal Money Market Fund
   Financial Reserves Fund
   Fund for Income
   New York Tax-Free Fund

Prospectuses dated September 1, 1995:
   Institutional Money Market Fund
   Government Bond Fund
   National Municipal Bond Fund
   Special Growth Fund

     On December 1, 1995, at a Special Meeting of Shareholders of each of the Victory Portfolios named above (the "Funds"), shareholders approved a new investment advisory agreement between each of the Funds and KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), an affiliate of Society Asset Management, Inc. ("Society"). Shareholders also approved a new Investment Sub-Advisory Agreement between Key Advisers and Society for all Funds other than the Fund for Income and the Special Growth Fund. New Investment Sub- Advisory Agreements between Key Advisers and First Albany Asset Management Corporation, and between Key Advisers and T. Rowe Price Associates, Inc. were also approved for the Fund for Income and the Special Growth Fund, respectively. All new agreements will become effective January 1, 1996. From the fees paid by the Funds under the investment advisory agreement, Key Advisers bears the responsibility for payment of sub-advisory fees to the sub-advisor. The Funds will not bear any increase in fees.

     Key  Advisers,  a wholly  owned  subsidiary  of  KeyCorp  Asset  Management
Holdings, Inc., and an indirect subsidiary of KeyCorp, is a registered investment adviser under the Investment Advisers Act of 1940. Key Advisers and its affiliates manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.